                                                                     Exhibit 4.2

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                         ENERGY TRANSFER PARTNERS, L.P.,

                                   as Issuer,

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                            as Subsidiary Guarantors,

                                       and

                                 WACHOVIA BANK,
                              NATIONAL ASSOCIATION,

                                   as Trustee

                                -----------------

                          FIRST SUPPLEMENTAL INDENTURE

                          Dated as of January 18, 2005

                                       to

                     Indenture dated as of January 18, 2005

                                -----------------

                           5.95% Senior Notes due 2015



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
                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
ARTICLE I             DEFINITIONS....................................................      1

         SECTION 1.1           Generally.............................................      1
         SECTION 1.2           Definition of Certain Terms...........................      2

ARTICLE II            GENERAL TERMS OF THE NOTES.....................................      7

         SECTION 2.1           Form..................................................      7
         SECTION 2.2           Title, Amount and Payment of Principal and Interest...      7
         SECTION 2.3           Transfer and Exchange.................................      8
         SECTION 2.4           Legends...............................................      9
         SECTION 2.5           Registration Rights Agreement.........................     12
         SECTION 2.6           Rule 144A Securities..................................     12

ARTICLE III           GUARANTEES.....................................................     12

         SECTION 3.1           Guarantee of the Notes by Subsidiary Guarantors.......     12
         SECTION 3.2           Additional Subsidiary Guarantors......................     12
         SECTION 3.3           Release of Guarantees.................................     12
         SECTION 3.4           Reinstatement of Guarantees...........................     12

ARTICLE IV            REDEMPTION.....................................................     13

         SECTION 4.1           Redemption............................................     13

ARTICLE V             ADDITIONAL COVENANTS...........................................     13

         SECTION 5.1           Limitation on Liens...................................     13
         SECTION 5.2           Restriction on Sale-Leasebacks........................     14

ARTICLE VI            ADDITIONAL EVENT OF DEFAULT....................................     15

         SECTION 6.1           Additional Event of Default...........................     15

ARTICLE VII           MISCELLANEOUS PROVISIONS.......................................     15

         SECTION 7.1           Ratification of Base Indenture........................     15
         SECTION 7.2           Trustee not Responsible for Recitals..................     15
         SECTION 7.3           Table of Contents, Headings, etc......................     15
         SECTION 7.4           Counterpart Originals.................................     15
         SECTION 7.5           Governing Law.........................................     15

EXHIBIT A      Form of Note..........................................................     A-1

EXHIBIT B      Form of Certificate to be Delivered Upon Exchange or Registration
               of Transfer Notes.....................................................     B-1

EXHIBIT C      Form of Certificate to be Delivered in Connection with Transfers
               Pursuant to Regulation S..............................................     C-1

      THIS FIRST SUPPLEMENTAL INDENTURE dated as of January 18, 2005, is among Energy Transfer Partners, L.P., a Delaware limited partnership (the "Partnership"), the parties identified as "Subsidiary Guarantors" on the signature pages hereto (the "Subsidiary Guarantors"), and Wachovia Bank, National Association, a national banking association, as trustee (the "Trustee").

                                    RECITALS:

      WHEREAS, the Partnership and the Subsidiary Guarantors have executed and delivered to the Trustee an Indenture, dated as of the date hereof (the "Base Indenture" and as supplemented by this First Supplemental Indenture, the "Indenture"), providing for the issuance by the Partnership from time to time of its debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the "Debt Securities"), and the Guarantee (as defined in the Base Indenture) by each of the Subsidiary Guarantors of the Debt Securities;

      WHEREAS, the Partnership has duly authorized and desires to cause to be established pursuant to the Base Indenture and this First Supplemental Indenture a new series of Debt Securities designated the "5.95% Senior Notes due 2015" (the "Notes") to be guaranteed by the Subsidiary Guarantors as provided in
Article X of the Base Indenture;

      WHEREAS, Sections 2.01 and 2.04 of the Base Indenture permit the execution of indentures supplemental thereto to establish the form and terms of Debt Securities of any series;

      WHEREAS, pursuant to Section 9.01 of the Base Indenture, the Partnership and the Subsidiary Guarantors have requested that the Trustee join in the execution of this First Supplemental Indenture to establish the form and terms of the Notes;

      WHEREAS, all things necessary have been done to make the Notes, when executed by the Partnership and authenticated and delivered hereunder and under the Base Indenture and duly issued by the Partnership, and the Guarantee of the Subsidiary Guarantors, when the Notes are duly issued by the Partnership, the valid obligations of the Partnership and the Subsidiary Guarantors, respectively, and to make this First Supplemental Indenture a valid agreement of the Partnership and the Subsidiary Guarantors enforceable in accordance with its terms.

      NOW, THEREFORE, the Partnership, the Subsidiary Guarantors and the Trustee hereby agree that the following provisions shall supplement the Base Indenture:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.1 Generally.

      (a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

      (b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

      SECTION 1.2 Definition of Certain Terms.

      For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

      "Attributable Indebtedness", when used with respect to any Sale-Leaseback Transaction (as defined in Section 5.2 hereof), means, as at the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale-Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon the payment of a penalty or other termination payment, such amount shall be the lesser of the amount determined assuming termination upon the first date such lease may be terminated (in which case the amount shall also include the amount of the penalty or termination payment, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the amount determined assuming so such termination.

      "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for such Notes, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.

      "Comparable Treasury Price" means, with respect to any Redemption Date,
(a) the average of four Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations.

      "Consolidated Net Tangible Assets" means, at any date of determination, the total amount of assets of the Partnership and its consolidated Subsidiaries after deducting therefrom:

            (1) all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than twelve months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt); and

            (2) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth, or on a pro forma basis would be set forth, on the consolidated balance sheet of the Partnership and its consolidated Subsidiaries for the Partnership's most recently completed fiscal quarter for which financial statements have been filed with the SEC, prepared in accordance with generally accepted accounting principles.

      "Credit Agreement" means the Credit Agreement dated as of January 18, 2005 among the Partnership, Wachovia Bank, National Association, as Administrative Agent, and the other agents and lenders party thereto as amended, restated, refinanced, replaced or refunded from time to time.

      "Indebtedness" of any Person at any date means any obligation created or assumed by such Person for the repayment of borrowed money or any guaranty thereof.

      "Independent Investment Banker" means Wachovia Capital Markets, LLC (and its successors) or if such firm is not willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Partnership.

      "Permitted Liens" means:

            (1) liens upon rights-of-way for pipeline purposes;

            (2) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto and which do not in the aggregate materially adversely affect the value of the properties encumbered thereby or materially impair their use in the operation of the business of the Partnership and its Subsidiaries;

            (3) rights reserved to or vested by any provision of law in any municipality or public authority to control or regulate any of the properties of the Partnership or any Subsidiary or the use thereof or the rights and interests of the Partnership or any Subsidiary therein, in any manner under any and all laws;

            (4) rights reserved to the grantors of any properties of the Partnership or any Subsidiary, and the restrictions, conditions, restrictive covenants and limitations, in respect thereto, pursuant to the terms, conditions and provisions of any rights-of-way agreements, contracts or other agreements therewith;

            (5) any statutory or governmental lien or lien arising by operation of law, or any mechanics', repairmen's, materialmen's, suppliers', carriers', landlords', warehousemen's or similar lien incurred in the ordinary course of business which is not more than sixty (60) days past due or which is being contested in good faith by appropriate proceedings and any undetermined lien which is incidental to construction, development, improvement or repair;

            (6) any right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property;

            (7) liens for taxes and assessments which are (a) for the then current year, (b) not at the time delinquent, or (c) delinquent but the validity or amount of which is being contested at the time by the Partnership or any of its Subsidiaries in good faith by appropriate proceedings;

            (8) liens of, or to secure performance of, leases, other than capital leases;

            (9) any lien in favor of the Partnership or any Subsidiary
Guarantor;

            (10) any lien upon any property or assets of the the Partnership or any Subsidiary in existence on the date of the initial issuance of the Notes;

            (11) any lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations;

            (12) liens in favor of any Person to secure obligations under provisions of any letters of credit, bank guarantees, bonds or surety obligations required or requested by any governmental authority in connection with any contract or statute, provided that such obligations do not constitute Indebtedness; or any lien upon or deposits of any assets to secure performance of bids, trade contracts, leases or statutory obligations, and other obligations of a like nature incurred in the ordinary course of business;

            (13) any lien upon any property or assets created at the time of acquisition of such property or assets by the Partnership or any of its Subsidiaries or within one year after such time to secure all or a portion of the purchase price for such property or assets or debt incurred to finance such purchase price, whether such debt was incurred prior to, at the time of or within one year after the date of such acquisition;

            (14) any lien upon any property or assets to secure all or part of the cost of construction, development, repair or improvements thereon or to secure Indebtedness incurred prior to, at the time of, or within one year after completion of such construction, development, repair or improvements or the commencement of full operations thereof (whichever is later), to provide finds for any such purpose;

            (15) any lien upon any property or assets existing thereon at the time of the acquisition thereof by the Partnership or any of its Subsidiaries and any lien upon any property or assets of a Person existing thereon at the time such Person becomes a Subsidiary of the Partnership by acquisition, merger or otherwise; provided that, in each case, such lien only encumbers the property or assets so acquired or owned by such Person at the time such Person becomes a Subsidiary;

            (16) liens imposed by law or order as a result of any proceeding before any court or regulatory body that is being contested in good faith, and liens which secure a judgment or other court-ordered award or settlement as to which the Partnership or the applicable Subsidiary has not exhausted its appellate rights;

            (17) any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancing, refunding or replacements) of liens, in whole or in part, referred to in clauses (1) through (16) above; provided, however, that any such extension, renewal, refinancing, refunding or replacement lien shall be limited to the property or assets covered by the lien extended, renewed, refinanced, refunded or replaced and that the obligations secured by any such extension, renewal, refinancing, refunding or replacement lien shall be in an amount not greater than the amount of the obligations secured by the lien extended, renewed, refinanced, refunded or replaced and any expenses of the Partnership or its Subsidiaries (including any premium) incurred in connection with such extension, renewal, refinancing, refunding or replacement; or

            (18) any lien resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing Indebtedness of the Partnership or any of its Subsidiaries.

      "Principal Property" means, whether owned or leased on the date hereof or thereafter acquired:

            (1) any pipeline assets of the Partnership or any of its Subsidiaries, including any related facilities employed in the gathering, transportation, distribution, storage or marketing of natural gas, refined petroleum products, natural gas liquids and petrochemicals, that are located in the United States of America or any territory or political subdivision thereof; and

            (2) any processing, compression, treating, blending or manufacturing plant or terminal owned or leased by the Partnership or any of its Subsidiaries that is located in the United States or any territory or political subdivision thereof, except in the case of either of the preceding clauses (1) or (2):

                  (a) any such assets consisting of inventories, furniture, office fixtures and equipment (including data processing equipment), vehicles and equipment used on, or useful with, vehicles;

                  (b) any such assets which, in the opinion of the board of directors of the General Partner are not material in relation to the activities of the Partnership and its Subsidiaries taken as a whole; and

                  (c) any assets used primarily in the conduct of the retail propane marketing business conducted by Heritage Operating, L.P. and its Subsidiaries.

      "Reference Treasury Dealer" means (a) Wachovia Capital Markets, LLC and three other primary U.S. government securities dealers in New York City selected by the Independent Investment Banker (each, a "Primary Treasury Dealer") and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Partnership will substitute therefor another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Partnership.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, an average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Notes

(expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

      "Restricted Subsidiary" means any Subsidiary owning or leasing, directly or indirectly through ownership in another Subsidiary, any Principal Property.

      "Treasury Yield" means, with respect to any Redemption Date applicable to the Notes, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; or (b) if the release (or any successor release) is not published during the week preceding the calculation date or does not contain these yields, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

                                   ARTICLE II
                           GENERAL TERMS OF THE NOTES

      SECTION 2.1 Form.

      The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A to this First Supplemental Indenture, which is hereby incorporated into this First Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture and to the extent applicable, the Partnership, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

      The Notes shall be issued upon original issuance in whole in the form of one or more Global Securities (the "Book-Entry Notes"). Each Book-Entry Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

      The Partnership initially appoints The Depository Trust Company to act as Depositary with respect to the Book-Entry Notes.

      SECTION 2.2 Title, Amount and Payment of Principal and Interest.

      The Notes shall be entitled the "5.95% Senior Notes due 2015". The Trustee shall authenticate and deliver Notes for original issue on the date hereof (the "Original Notes") in the aggregate principal amount of $750,000,000, (ii) additional Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this sentence, provided that no such additional Notes may be issued at a price that would cause such Notes to have "original issue discount" within the meaning of the Internal Revenue Code of 1986, as amended, and (iii) Exchange Notes (as defined in the Registration Rights Agreement referred to in Section 2.5 hereof) for original issue from time to time thereafter for issue only in exchange for a like principal amount of Notes, in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of
Section 2.04 of the Base Indenture. Such order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of Notes that may be outstanding at any time may not exceed $750,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Indenture). The Original Notes, the Exchange Notes and any additional Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Debt Securities for all purposes under the Indenture.

      The principal amount of each Note shall be payable on February 1, 2015. Each Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 5.95% per annum; provided, however, that each Exchange Note shall bear interest at the same rate from the most recent date to which interest shall have been paid on the Note for which such Exchange Note was exchanged or, if no interest shall have been paid on such Note, then from the date of original issuance of such Note. The dates on which interest on the Notes shall be payable shall be February 1 and August 1 of each year, commencing August 1, 2005 (the "Interest Payment Dates"). The regular record date for interest payable on the Notes on any Interest Payment Date shall be the January 15 or July 15 (the "Regular Record Date"), as the case may be, next preceding such Interest Payment Date.

      Payments of principal of, premium, if any, and interest due on the Notes representing Book-Entry Notes on any Interest Payment Date or at maturity will be made available to the Trustee by 10:00 a.m., New York City time, on such date, unless such date falls on a day which is not a Business Day, in which case such payments will be made available to the Trustee by 10:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

      SECTION 2.3 Transfer and Exchange.

      (a) Transfer and Exchange of Notes in Definitive Form. In addition to the requirements set forth in Section 2.08 of the Base Indenture, Notes in definitive form that are Registrable Securities under the Registration Rights Agreement referred to in Section 2.5 hereof (the "Transfer Restricted Securities") presented or surrendered for registration of transfer or exchange pursuant to Section 2.08 of the Base Indenture shall be accompanied by the following additional information and documents, as applicable, upon which the Registrar may conclusively rely:

            (i) if such Transfer Restricted Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto); or

            (ii) if such Transfer Restricted Securities are being transferred
      (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Partnership or the Trustee so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto); or

            (iii) if such Transfer Restricted Securities are being transferred pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act, certifications to that effect from such Holder (in substantially the form of Exhibits B and C hereto) and an opinion of counsel to that effect if the Partnership or the Trustee so requests; or

            (iv) if such Transfer Restricted Securities are being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of

      Exhibit B hereto) and an opinion of counsel to that effect if the Partnership or the Trustee so requests.

      (b) Transfer and Exchange of Global Notes. The transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.17 of the Base Indenture and Article II of this First Supplemental Indenture (including the restrictions on transfer set forth therein and herein) and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act of 1933, as amended.

      SECTION 2.4 Legends.

      (a) Except as permitted by the following paragraphs (b) and (c) immediately below, each certificate evidencing the Book-Entry Notes and Notes in definitive form (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

            THIS SECURITY (AND ANY GUARANTEE HEREOF) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACCEPTANCE HEREOF, THE HOLDER AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY,
            (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE),
            (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS

            SECURITY. IF THE PROPOSED TRANSFER IS MADE PURSUANT TO CLAUSES (C) THROUGH (E) ABOVE, THE HODLER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATON AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

            In addition, if any of the Notes are issued in reliance on Regulation S promulgated under the Securities Act, then such Notes shall also bear a legend substantially in the following form:

            THIS NOTE IS A GLOBAL SECURITY ISSUED IN RELIANCE ON REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD WHICH SHALL EXTEND FOR A PERIOD OF FORTY (40) DAYS AFTER THE DATE ON WHICH THE NOTES EVIDENCED HEREBY ARE FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS IN RELIANCE ON REGULATION S OR THE DATE OF CLOSING OF THE OFFERING, WHICHEVER IS LATER, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON WHO PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT PURSUANT TO RULE 144A PROMULGATED THEREUNDER. BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. THE TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

      (b) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Book-Entry Note) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act, which shall be certified to the Trustee and Registrar upon which each may conclusively rely:

            (i) in the case of any Transfer Restricted Security in definitive form, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Note in definitive form that does not bear the legend(s) set forth in paragraph (a) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

            (ii) in the case of any Transfer Restricted Security represented by a Book-Entry Note, such Book-Entry Note shall not be required to bear the legend(s) set forth in paragraph (a) above if all other interests in such Book-Entry Note have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Book-Entry Note shall continue to be subject to the provisions of Section 2.17 of the Base Indenture and Section 2.4(b) of this First Supplemental Indenture.

      (c) Notwithstanding the foregoing, upon consummation of the Exchange Offer (as defined in the Registration Rights Agreement referred to in Section 2.5 hereof), the Partnership shall issue and, upon receipt of a Partnership Order in accordance with Section 2.04 of the Base Indenture, the Trustee shall authenticate Exchange Notes in exchange for a like principal amount of Notes accepted for exchange in the Exchange Offer, which Exchange Notes shall not bear the legend(s) set forth in paragraph (a) above, and the Registrar shall rescind any restriction on the transfer of such Exchange Notes, in each case unless the Holder of such Notes is either (A) a broker-dealer tendering Notes acquired directly from the Partnership, (B) a Person participating in the Exchange Offer for purposes of distributing the Exchange Notes or that does not acquire them in the ordinary course of such Person's business or (C) a Person who is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Partnership. The Partnership shall identify to the Trustee such Holders of the Notes in a written certification signed by an Officer of the General Partner and, absent certification from the Partnership to such effect, the Trustee shall assume that there are no such Holders.

      SECTION 2.5 Registration Rights Agreement.

      Holders of the Notes shall have the benefit of the Partnership's and the Subsidiary Guarantors's registration obligations with respect to the Notes under the Registration Rights Agreement dated January 18, 2005 by and among the Partnership, the Subsidiary Guarantors and the Initial Purchasers named therein. Furthermore, unless the context otherwise requires, all references in the Base Indenture, in this First Supplemental Indenture or in the Notes to "interest" in relation to the Notes shall be deemed to include any additional interest that may be owing with respect to the Notes under the Registration Rights Agreement.

      SECTION 2.6 Rule 144A Securities.

      The Notes constitute Rule 144A Securities within the meaning of the Base Indenture and are entitled to the benefits of Section 4.03(b) of the Base Indenture.

                                   ARTICLE III
                                   GUARANTEES

      SECTION 3.1 Guarantee of the Notes by Subsidiary Guarantors.

      In accordance with Article X of the Base Indenture, the Notes shall be entitled to the benefits of the Guarantee of each of the Subsidiary Guarantors.

      SECTION 3.2 Additional Subsidiary Guarantors.

      If any Subsidiary of the Partnership that is not then a Subsidiary Guarantor guarantees, becomes a co-obligor with respect to or otherwise provides direct credit support for any obligations of the Partnership or any of its Subsidiaries under the Credit Agreement, then the

Partnership shall cause such Subsidiary to promptly execute and deliver a supplemental indenture to the Indenture, in a form satisfactory to the Trustee, providing for the Guarantee by such Subsidiary of the Partnership's obligations under the Notes in accordance with Article X of the Base Indenture.

      SECTION 3.3 Release of Guarantees.

      In addition to the provisions of Section 10.04(a) of the Base Indenture, the Guarantee of the Notes of any Subsidiary Guarantor shall be unconditionally released and discharged, following delivery of written notice by the Partnership to the Trustee, upon the release and discharge of all guarantees or other obligations of such Subsidiary Guarantor with respect to the obligations of Energy Transfer or its Subsidiaries under the Credit Agreement.

      SECTION 3.4 Reinstatement of Guarantees.

      If at any time following any release of the Guarantee of a Subsidiary Guarantor pursuant to Section 3.3 above, such Subsidiary Guarantor again guarantees, becomes a co-obligor with respect to or otherwise provides direct credit support for any obligations of the Partnership or any of its Subsidiaries under the Credit Agreement, then such Subsidiary Guarantor shall again guarantee the Partnership's obligations under the Notes and the Partnership shall cause such Subsidiary Guarantor to promptly execute and deliver a supplemental indenture to the Indenture, in a form satisfactory to the Trustee, providing for the Guarantee by such Subsidiary Guarantor of the Partnership's obligations under the Notes in accordance with Article X of the Base Indenture.

                                   ARTICLE IV
                                   REDEMPTION

      SECTION 4.1 Redemption.

      Except as provided in this Section 4.1 and in paragraph 5 of the Notes, the Partnership shall have no obligation to redeem, purchase or repay the Notes pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof.

      The Notes are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the Notes to be redeemed that would be due after the related redemption date but for such redemption (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 30 basis points; plus, in either case, accrued interest to the Redemption Date.

      The actual redemption price, calculated as provided above, shall be calculated and certified to the Trustee and the Partnership by the Independent Investment Banker.

                                    ARTICLE V
                              ADDITIONAL COVENANTS

      In addition to the covenants set forth in the Base Indenture, the Notes shall be entitled to the benefit of the following covenants:

      SECTION 5.1 Limitation on Liens.

      The Partnership shall not, nor shall it permit any of its Subsidiaries to, create, assume, incur or suffer to exist any mortgage, lien, security interest, pledge, charge or other encumbrance ("liens") upon any Principal Property or upon any capital stock of any Restricted Subsidiary, whether owned on the date hereof or thereafter acquired, to secure any Indebtedness of the Partnership or any other Person (other than the Notes), without in any such case making effective provisions whereby all of the outstanding Notes are secured equally and ratably with, or prior to, such Indebtedness so long as such Indebtedness is so secured.

      Notwithstanding the foregoing, the Partnership may, and may permit any of its Subsidiaries to, create, assume, incur, or suffer to exist without securing the Notes (a) any Permitted Lien, (b) any lien upon any Principal Property or capital stock of a Restricted Subsidiary to secure Indebtedness of the Partnership or any other Person, provided that the aggregate principal amount of all Indebtedness then outstanding secured by such lien and all similar liens under this clause (b), together with all Attributable Indebtedness from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (1) through (4), inclusive, of Section 5.2 hereof), does not exceed 10% of Consolidated Net Tangible Assets or (c) any lien upon (i) any Principal Property that was not owned by the Partnership or any of its Subsidiaries on the date hereof or (ii) the capital stock of any Restricted Subsidiary that owns no Principal property that was owned by the Partnership or any of its Subsidiaries on the date hereof, in each case owned by a Subsidiary of the Partnership (an "Excluded Subsidiary") that (A) is not, and is not required to be, a Subsidiary Guarantor and (B) has not granted any liens on any of its property securing Indebtedness with recourse to the Partnership or any Subsidiary of the Partnership other than such Excluded Subsidiary or any other Excluded Subsidiary.

      SECTION 5.2 Restriction on Sale-Leasebacks.

      The Partnership will not, and will not permit any Subsidiary to, engage in the sale or transfer by the Partnership or any of its Subsidiaries of any Principal Property to a Person (other than the Partnership or a Subsidiary Guarantor) and the taking back by the Partnership or its Subsidiary, as the case may be, of a lease of such Principal Property (a "Sale-Leaseback Transaction"), unless:

            (1) such Sale-Leaseback Transaction occurs within one year from the date of completion of the acquisition of the Principal Property subject thereto or the date of the completion of construction, development or substantial repair or improvement, or commencement of full operations on such Principal Property, whichever is later;

            (2) the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

            (3) the Partnership or such Subsidiary would be entitled to incur Indebtedness secured by a lien on the Principal Property subject thereto in a principal amount equal to or exceeding the Attributable Indebtedness from such Sale-Leaseback Transaction without equally and ratably securing the notes; or

            (4) the Partnership or such Subsidiary, within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the Attributable Indebtedness from such Sale-Leaseback Transaction to (a) the prepayment, repayment, redemption, reduction or retirement of any Indebtedness of the Partnership or any of its Subsidiaries that is not subordinated to the Notes or any Guarantee, or (b) the expenditure or expenditures for Principal Property used or to be used in the ordinary course of business of Partnership or its Subsidiaries.

      Notwithstanding the foregoing, the Partnership may, and may permit any Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by clauses (1) through (4), inclusive, of the preceding paragraph provided that the Attributable Indebtedness from such Sale-Leaseback Transaction, together with the aggregate principal amount of outstanding Indebtedness (other than the Notes) secured by liens other than Permitted Liens upon Principal Properties, does not exceed 10% of Consolidated Net Tangible Assets.

                                   ARTICLE VI
                           ADDITIONAL EVENT OF DEFAULT

      SECTION 6.1 Additional Event of Default.

      In addition to the Events of Default specified in Section 6.01 of the Base Indenture, the following shall be an Event of Default with respect to the Notes: any Indebtedness of the Partnership or any Subsidiary Guarantor is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $25,000,000.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

      SECTION 7.1 Ratification of Base Indenture.

      The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

      SECTION 7.2 Trustee Not Responsible for Recitals.

      The recitals contained herein and in the Notes, except with respect to the Trustee's certificates of authentication, shall be taken as the statements of the Partnership, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes.

      SECTION 7.3 Table of Contents, Headings, etc.

      The table of contents and headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

      SECTION 7.4 Counterpart Originals.

      The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      SECTION 7.5 Governing Law.

      THIS FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.


                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                        ISSUER:

                                        ENERGY TRANSFER PARTNERS, L.P.

                                        By:  U.S. Propane, L.P.
                                             Its: General Partner

                                        By:  U.S. Propane, L.L.C.
                                             Its: General Partner

                                             By:  /s/ Ray C. Davis
                                                  ------------------------------
                                                  Name:  Ray C. Davis
                                                  Title: Co-Chief Executive
                                                         Officer


                                        SUBSIDIARY GUARANTORS:

                                        LA GRANGE ACQUISITION, L.P.

                                        By:  LA GP, LLC, its general partner

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer


                                        LG PL, LLC

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        ETC TEXAS PIPELINE, LTD.
                                        ETC GAS COMPANY, LTD.
                                        ETC OKLAHOMA PIPELINE, LTD.
                                        ETC KATY PIPELINE, LTD.
                                        ETC TEXAS PROCESSING, LTD.

                                        By:  LG PL, LLC, its general partner

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer


                 Signature Page of First Supplemental Indenture

                                        LGM, LLC

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        ETC MARKETING, LTD.

                                        By:  LGM, LLC, its general partner

                                             By:  /s/ Ray C. Davis
                                                  ------------------------------
                                             Name:  Ray C. Davis
                                             Title: Co-Chief Executive Officer

                                        ETC OASIS GP, LLC

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        OASIS PIPELINE, LP
                                        ETC OASIS, L.P.

                                        By:  ETC OASIS GP, LLC, its general
                                             partner

                                             By:  /s/ Ray C. Davis
                                                  ------------------------------
                                             Name:  Ray C. Davis
                                             Title: Co-Chief Executive Officer

                                        FIVE DAWACO, LLC

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        ET COMPANY I, LTD.
                                        CHALKLEY TRANSMISSION COMPANY, LTD.
                                        WHISKEY BAY GATHERING COMPANY, LTD.
                                        WHISKEY BAY GAS COMPANY, LTD.

                                        By:  FIVE DAWACO, LLC, its general
                                             partner

                                             By:  /s/ Ray C. Davis
                                                  ------------------------------
                                                 Name:  Ray C. Davis
                                                 Title: Co-Chief Executive
                                                        Officer


                 Signature Page of First Supplemental Indenture

                                        TETC, LLC

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        TEXAS ENERGY TRANSFER COMPANY, LTD.

                                        By:  TETC, LLC, its general partner

                                             By:  /s/ Ray C. Davis
                                                  ------------------------------
                                             Name:  Ray C. Davis
                                             Title: Co-Chief Executive Officer

                                        OASIS PIPE LINE COMPANY

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        OASIS PIPE LINE FINANCE COMPANY

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        OASIS PARTNER COMPANY

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        OASIS PIPE LINE MANAGEMENT COMPANY

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer


                 Signature Page of First Supplemental Indenture

                                        OASIS PIPE LINE COMPANY TEXAS L.P.

                                        By:  OASIS PIPE LINE MANAGEMENT COMPANY,
                                             its general partner


                                             By:  /s/ Ray C. Davis
                                                  ------------------------------
                                             Name:  Ray C. Davis
                                             Title: Co-Chief Executive Officer

                                        ENERGY TRANSFER FUEL GP, LLC

                                        By:  /s/ Ray C. Davis
                                             -----------------------------------
                                        Name:  Ray C. Davis
                                        Title: Co-Chief Executive Officer

                                        ENERGY TRANSFER FUEL, LP

                                        By:  ENERGY TRANSFER FUEL GP,
                                             LLC, its general partner

                                             By:  /s/ Ray C. Davis
                                                  ------------------------------
                                             Name:  Ray C. Davis
                                             Title: Co-Chief Executive Officer


                                        TRUSTEE:


                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By:  /s/ R. Douglas Milner
                                             -----------------------------------
                                        Name:  R. Douglas Milner
                                        Title: Vice President


                 Signature Page of First Supplemental Indenture

                                                                       EXHIBIT A

                                  FORM OF NOTE

                               [FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No. _____                                                       Principal Amount
                                              $___________, [which amount may be
                                          increased or decreased by the Schedule
                                            of Increases and Decreases in Global
                                                     Security attached hereto.]*

                         ENERGY TRANSFER PARTNERS, L.P.

                           5.95% SENIOR NOTES DUE 2015

                                                               CUSIP ___________

      ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership (the "Partnership," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]* or its registered assigns, the principal sum of __________________ U.S. dollars ($__________), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on February 1, 2015 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest at an annual rate of 5.95% payable on February 1 and August 1 of each year, to the person in whose name the Security is registered at the close of business on the record date for such interest, which shall be the preceding January 15 and July 15 (each, a "Regular Record Date"), respectively, payable commencing on August 1, 2005, with interest accruing from January 18, 2005, or the most recent date to which interest shall have been paid.

      Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend

      This Security is issued in respect of a series of Debt Securities of an initial aggregate of $750,000,000 in principal amount designated as the 5.95% Senior Notes due 2015 of the Partnership and is governed by the Indenture dated as of January 18, 2005 (the "Base Indenture"), duly executed and delivered by the Partnership, as issuer, and the Subsidiary Guarantors named therein, as Subsidiary Guarantors (the "Subsidiary Guarantors"), to Wachovia Bank, National Association, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of January 18, 2005, duly executed by the Partnership, the Subsidiary Guarantors and the Trustee (the "First Supplemental Indenture", and together with the Base Indenture, the "Indenture"). The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

      If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the "TIA"), such required provision shall control.

      The Partnership hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.

      This Security shall not be valid or become obligatory for any purpose until the Trustee's Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

      IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed by its sole General Partner.

Dated: January 18, 2005



                              ENERGY TRANSFER PARTNERS, L.P.

                                    By:   U.S. Propane, L.P.
                                          Its:  General Partner

                                    By:   U.S. Propane, L.L.C.
                                          Its:  General Partner

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

      This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                              WACHOVIA BANK, NATIONAL ASSOCIATION,

                              as Trustee

                                    By:
                                       ---------------------------------

                                    Authorized Signatory

                              [REVERSE OF SECURITY]

                         ENERGY TRANSFER PARTNERS, L.P.

                           5.95% SENIOR NOTES DUE 2015

      This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Partnership (the "Debt Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership, the Subsidiary Guarantors and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 5.95% Senior Notes due 2015 of the Partnership, in initial aggregate principal amount of $750,000,000 (the "Securities").

1.    Interest.

      The Partnership promises to pay interest on the principal amount of this Security at the rate of 5.95% per annum.

      The Partnership will pay interest semi-annually on February 1 and August 1 of each year (each an "Interest Payment Date"), commencing August 1, 2005. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from January 18, 2005. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.    Method of Payment.

      The Partnership shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary.

Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose within The City of New York, which initially will be at the corporate trust office of the Trustee located at One Penn Plaza, Suite 1414, New York, New York 10119, or, at the option of the Partnership, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

3.    Paying Agent and Registrar.

      Initially, Wachovia Bank, National Association will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.    Indenture.

      This Security is one of a duly authorized issue of Debt Securities of the Partnership issued and to be issued in one or more series under the Indenture.

      Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the First Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the First Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Partnership limited to an initial aggregate principal amount of $750,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the First Supplemental Indenture.

5.    Redemption.

      The Securities are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the Securities to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 30 basis points; plus, in either case, accrued interest to the Redemption Date.

      The actual redemption price, calculated as provided above, shall be calculated and certified to the Trustee and the Partnership by the Independent Investment Banker.

      Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

6.    Denominations; Transfer; Exchange.

      The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.    Person Deemed Owners.

      The registered Holder of a Security may be treated as the owner of it for all purposes.

8.    Amendment; Supplement; Waiver.

      Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9.    Defaults and Remedies.

      Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

10.   Registration Rights.

      The Holder of this Security may be entitled to the benefits of the Registration Rights Agreement (the "Registration Rights Agreement") dated as of January 18, 2005 by and among the Partnership, the Subsidiary Guarantors and the Initial Purchasers named therein. In certain events, the Partnership shall be required to pay to each affected Holder additional interest on the Securities, on the terms and subject to the conditions of the Registration Rights Agreement, and all references to "interest" herein include any such additional interest unless the context otherwise requires.

11.   Trustee Dealings with Partnership.

      The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Partnership or its Affiliates, and may otherwise deal with the Partnership or its Affiliates as if it were not the Trustee.

12.   Authentication.

      This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

13.   Abbreviations and Defined Terms.

      Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

14.   CUSIP Numbers.

      Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

15.   Absolute Obligation.

      No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

16.   No Recourse.

      No director, officer, employee, limited partner or shareholder, as such, of the Partnership or the General Partner shall have any personal liability in respect of the obligations of the Partnership and the Subsidiary Guarantors under the Securities, the Indenture or any Guarantee by reason of his, her or its status. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

17.   Governing Law.

      This Security shall be construed in accordance with and governed by the laws of the State of New York.

18.   Guarantee.

      The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Subsidiary Guarantors as set forth in Article X of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Base Indenture one or more Subsidiaries of the Partnership may be required to join in such guarantee.

                              NOTATION OF GUARANTEE

      Each of the Subsidiary Guarantors (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

      The obligations of the Subsidiary Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                    SUBSIDIARY GUARANTORS:

                                    LA GRANGE ACQUISITION, L.P.

                                    By:   LA GP, LLC, its general partner

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer


                                    LG PL, LLC

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    ETC TEXAS PIPELINE, LTD.
                                    ETC GAS COMPANY, LTD.
                                    ETC OKLAHOMA PIPELINE, LTD.
                                    ETC KATY PIPELINE, LTD.
                                    ETC TEXAS PROCESSING, LTD.

                                    By:   LG PL, LLC, its general partner

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    LGM, LLC

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    ETC MARKETING, LTD.

                                    By:   LGM, LLC, its general partner

                                          By:
                                               -------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                    ETC OASIS GP, LLC

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    OASIS PIPELINE, LP
                                    ETC OASIS, L.P.

                                    By:   ETC OASIS GP, LLC, its general
                                           partner

                                          By:
                                               -------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                    FIVE DAWACO, LLC

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    ET COMPANY I, LTD.
                                    CHALKLEY TRANSMISSION COMPANY, LTD.
                                    WHISKEY BAY GATHERING COMPANY, LTD.
                                    WHISKEY BAY GAS COMPANY, LTD.

                                    By:   FIVE DAWACO, LLC, its general partner

                                          By:
                                               -------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                    TETC, LLC

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    TEXAS ENERGY TRANSFER COMPANY, LTD.

                                    By:   TETC, LLC, its general partner

                                          By:
                                               -------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                    OASIS PIPE LINE COMPANY

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    OASIS PIPE LINE FINANCE COMPANY

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    OASIS PARTNER COMPANY

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    OASIS PIPE LINE MANAGEMENT COMPANY

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    OASIS PIPE LINE COMPANY TEXAS L.P.

                                    By:   OASIS PIPE LINE MANAGEMENT COMPANY,
                                          its general partner


                                          By:
                                               -------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                    ENERGY TRANSFER FUEL GP, LLC

                                    By:
                                         -------------------------
                                    Name:  Ray C. Davis
                                    Title: Co-Chief Executive Officer

                                    ENERGY TRANSFER FUEL, LP

                                    By:   ENERGY TRANSFER FUEL GP,
                                          LLC, its general partner

                                          By:
                                               -------------------------
                                          Name:  Ray C. Davis
                                          Title: Co-Chief Executive Officer

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM     - as tenants in common    UNIF GIFT MIN ACT -
                                                             ------------------
                                                                  (Cust.)
   TEN ENT     - as tenants by           Custodian for:
                                                       ------------------------
   entireties                                                  (Minor)
   JT TEN      - as joint tenants        Under Uniform Gifts to Minors Act
   with right of  survivorship and       of
                                            -----------------------------------
   not as tenants in common                      (State)


    Additional abbreviations may also be used though not in the above list.

                                -----------------

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------

Please print or type name and address including postal zip code of assignee:


--------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Partnership, with full power of substitution in the premises.

Dated                                     Registered Holder
      -----------------------

                       SCHEDULE OF INCREASES OR DECREASES
                               IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

                                                               PRINCIPAL
                                            AMOUNT OF           AMOUNT
                        AMOUNT OF          INCREASE IN      OF THIS GLOBAL     SIGNATURE OF
                       DECREASE IN          PRINCIPAL          SECURITY         AUTHORIZED
                        PRINCIPAL            AMOUNT            FOLLOWING          OFFICER
                     AMOUNT OF THIS          OF THIS         SUCH DECREASE     OF TRUSTEE OR
DATE OF EXCHANGE     GLOBAL SECURITY     GLOBAL SECURITY     (OR INCREASE)      DEPOSITARY
----------------     ---------------     ---------------     -------------      ----------



------------
* To be included in a Book-Entry Note.

                                                                       EXHIBIT B

                FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                      OR REGISTRATION OF TRANSFER OF NOTES

Re:   5.95% Senior Notes due 2015 of Energy Transfer Partners, L.P.

      This Certificate relates to $_____ principal amount of Notes held in** ______ book-entry or **______ definitive form by _____________________ (the
"Transferor").

      The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

      In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned Notes and that the transfer of this Note does not require registration under the Securities Act (as defined below) because:**

[ ] Such Note is being acquired for the Transferor's own account without transfer.

[ ] Such Note is being transferred (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), in accordance with Rule 144A under the Securities Act, that is purchasing for its own account or for the account of another qualified institutional buyer, in each case to whom notice is given that the transfer is being made in reliance on Rule 144A, or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Partnership or the Trustee so requests, together with a certification in substantially the form of Exhibit C to the Indenture).

[ ] Such Note is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Partnership or the Trustee so requests) or
(ii) pursuant to an effective registration statement under the Securities Act.

[ ] Such Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Partnership or the Trustee so requests).

                                      [INSERT NAME OF TRANSFEROR]

                                      By:
                                          ---------------------------------
                                      Name:
                                      Title:
                                      Address:
Date:
      ----------------------

**  Fill in blank or check appropriate box, as applicable

                                                                       EXHIBIT C

                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S



-----------, -----


Wachovia Bank, National Association, as Registrar

-------------------------

-------------------------
Attention:
           --------------------

Ladies and Gentlemen:

      In connection with our proposed sale of certain 5.95% Senior Notes due 2015 (the "Notes") of Energy Transfer Partners L.P. (the "Partnership"), we represent that:

      (a) the offer of the Notes was not made to a person in the United States;

      (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

      (c) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 904(a) of Regulation S; and

      (d) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

In addition, if the sale is made during a distribution compliance period and the provisions of Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 904(b)(1).

      You and the Partnership are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the U.S. Securities Act of 1933.

                                       Very truly yours,


                                       --------------------------------------
                                       [Name]
                                       By:
                                       Name:
                                       Title:
                                       Address:


                                      C-2